UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2000




                        PIONEER NATURAL RESOURCES COMPANY
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



             DELAWARE                     1-13245              75-2702753
----------------------------------     -------------     ---------------------
(State or other jurisdiction of        Commission           (I.R.S. Employer
incorporation or organization)         File Number       Identification Number)



1400 WILLIAMS SQUARE WEST, 5205 N. O'CONNOR BLVD., IRVING, TEXAS       75039
----------------------------------------------------------------    ----------
          (Address of principal executive offices)                  (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001


                                 Not applicable
               --------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                       Page

Item 5.  Other Events.................................................   3

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

         (c)  Exhibits................................................   3

Signatures............................................................   4

Exhibit Index.........................................................   5

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                        PIONEER NATURAL RESOURCES COMPANY


ITEM 5.     OTHER EVENTS

       On October 24, 2000, Pioneer Natural Resources Company issued a press release reporting its financial and operating results for the three and nine month periods ended September 30, 2000. The press release is attached hereto as an exhibit and incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits

            99.1   Press Release dated October 24, 2000

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                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PIONEER NATURAL RESOURCES COMPANY




Date:  October 26, 2000      By:      /s/ RICH DEALY
                                   ------------------------------------------
                                    Rich Dealy
                                    Vice President and Chief Accounting Officer

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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description

   99.1*                Press Release dated October 24, 2000


-------------
* filed herewith

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